Electronically Filed
3/8/2022 7:43 AM
Steven D. Grierson
CLERK OF THE COURT

***NOTC***
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
***CHASEY LAW OFFICES***
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Custodian
CUSTODIAN VENTURES, LLC

**EIGHTH JUDICIAL DISTRICT COURT**
**CLARK COUNTY, NEVADA**

| | |
|---|---|
| In the Matter of<br><br>ZENOSENSE, INC., a Nevada Corporation<br>[Nevada Entity No. E0515042008-8],<br><br>(Petition of Custodian Ventures, LLC) | CASE NO.: A-21-843440-B<br>DEPT NO.: XXXI |

***NOTICE OF ENTRY OF ORDER***

PLEASE TAKE NOTICE that on the 7th day of March, 2022 the attached Order Requiring Proofs of Claim was entered in the above-captioned case.

Dated this 8th day of March, 2022.

CHASEY LAW OFFICES

/s/ Peter Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Custodian
CUSTODIAN VENTURES, LLC

## CERTIFICATE OF SERVICE

I hereby certify that on the 8th day of March, 2022, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid and, separately, by courier with delivery receipt addressed to the following:

**USPS PRIORITY MAIL EXPRESS**

Sgenia Industrial, S.L.
C/Chile, 4 Edificio II
28230 Las Rozas de Madrid
Madrid, Spain

**USPS PRIORITY MAIL EXPRESS**

Sgenia Industrial, S.L.
c/o Muniz Bermuy y Asociadoes, S.L.
C/Columela 4-2°
28001 Madrid, Spain

**USPS PRIORITY MAIL EXPRESS**

MIDS Medical, Ltd.
Sci-tech Daresbury
Keckwick Lane
Daresbury, Chechire WA4 4F

**USPS PRIORITY MAIL EXPRESS**

Ksego Engineering, S.L.
Avenida Castilla 46
46380 Cheste
Valencia, Spain

Action Stock Transfer Corporation
2469 E. Fort Union Blvd., Suite 214
Salt Lake City, UT 84121

Shannon Bernosky
AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
3/7/2022 12:01 PM
Steven D. Grierson
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
phone: (702) 233-0393
email: peter@chaseylaw.com
Attorney for Custodian
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

| | |
|---|---|
| In the Matter of<br><br>ZENOSENSE, INC., a Nevada Corporation | CASE NO.: A-21-843440-B<br>DEPT NO.: XXXI<br><br>ORDER REQUIRING PROOFS OF CLAIM |

THIS COURT, having considered Custodian Ventures, LLC's Motion to Require Proofs of Claim, proper notice having been given, no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED, AND DECREED that:

1. Pursuant to NRS 78.347(6) and NRS 78.675, all claimants and creditors of Zenosense, Inc., a Nevada Corporation, shall have thirty (30) days from the date of Notice of Entry of this Order or the date Notice of Entry is sent whichever is later, to submit a written Proof of Claim to:

Custodian of Zenosense, Inc.
c/ o Chasey Law Offices
3295 N. Fort Apache Road, Ste. 110
Las Vegas, NV 89129

2. Pursuant to NRS 78.680, all claimants and creditors of Zenosense, Inc., shall make their proof of claim under oath as set forth as Exhibit A to this Order. All claimants and creditors shall submit to examination at the Custodian's discretion, and shall produce documentation of the claim as requested by the Custodian.

///

///

3. Pursuant to NRS 78.675, the Custodian shall give notice to the following three (3) potential claimants and creditors of Zenosense, Inc. by sending Notice of Entry of this Order via U.S. Mail, postage pre-paid and, separately, by courier with delivery receipt, to:

Sgenia Industrial, S.L.
C/ Chile, 4 Edificio II
28230 Las Rozas de Madrid
Madrid, Spain

Sgenia Industrial, S.L.
c/ o Muniz Bermuy y Asociadoes, S.L.
C/ Columela 4-2°
28001 Madrid, Spain

MIDS Medical, Ltd.
Sci-tech Daresbury
Keckwick Lane
Daresbury, Chechire WA4 4F

Ksego Engineering, S.L.
Avenida Castilla 46
46380 Cheste
Valencia, Spain

4. Pursuant to NRS 78.675, the Custodian shall also give notice to the claimants and creditors of Zenosense, Inc., by publishing this Order once a week for four (4) consecutive weeks in the Nevada Legal News.

5. Pursuant to NRS 78.675, the Custodian shall also give notice to the claimants and creditors of Zenosense, Inc., by causing Zenosense, Inc. to file a Form 8-K, Current Report, with www.OTCMarkets.com with a copy of this Order.

6. Pursuant to NRS 78.675, any claimants and creditors of Zenosense, Inc., who fail to timely submit Proof Claim as set forth in this Order shall be barred from later presenting their claim to Zenosense, Inc.

7. Pursuant to NRS 78.685(2) the Custodian shall report to this Court identifying all proofs of claim received, and the Custodian's decision concerning each claim received. Any claimants and

creditors whose claims against Zenosense, Inc., are disallowed in whole or in part may appeal the Custodian's decision to this District Court.

Dated this 7th day of March, 2022.

DISTRICT COURT

Joanna S Kishner

HON. JOANNA KISHNER

Submitted by:
CHASEY LAW OFFICES

Peter Chasey

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
phone: (702) 233-0393
email: peter@chaseylaw.com
Attorney for Custodian
CUSTODIAN VENTURES, LLC

# EXHIBIT A

**EIGHTH JUDICIAL DISTRICT COURT**
**CLARK COUNTY, NEVADA**

| | | |
|---|---|---|
| In the Matter of<br><br>ZENOSENSE, INC., a Nevada Corporation<br><br>________________________________________ | )<br>)<br>)<br>)<br>)<br>) | CASE NO.: A-21-843440-B<br>DEPT NO.: XXXI<br><br>**PROOF OF CLAIM** |

Name of Claimant: ________________________________________
Mailing Address: ________________________________________
City, State, Zip Code: ________________________________________

I hereby certify, under penalty of perjury under the laws of the State of Nevada, that the above identified Claimant has a claim against Zenosense, Inc. in the principal amount of $______________________________.

I further certify that Claimant is entitled to $___________________ in attorneys' fees, costs, interest, late fees, and penalties.

I further certify that I have attached to this Proof of Claim, true and authentic documents establishing the validity and amount of this claim. I understand additional documents and/or an examination may be required by the Custodian.

Dated this ____ day of _________________, 2022.

Print Name: ______________________________________

Signature:________________________________________

Telephone No.______________________________________

Email Address:_____________________________________